EXHIBIT 10.3



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                STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS


                                 with respect to


                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS



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
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                                TABLE OF CONTENTS

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                                    ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

SECTION 1.1             Definitions....................................................................1
SECTION 1.2             Other Definitional Provisions..................................................4

                                    ARTICLE 2
                      APPOINTMENT; ADMINISTRATIVE SERVICES

SECTION 2.1             Appointment....................................................................5
SECTION 2.2             Administrative Services........................................................5

                                    ARTICLE 3
                  ACTIVITIES OF THE TRUST; EMPLOYEES; OFFICES.

SECTION 3.1             Activities of the Trust........................................................8
SECTION 3.2             Employees......................................................................8
SECTION 3.3             Offices........................................................................9

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

SECTION 4.1             Compensation...................................................................9
SECTION 4.2             Indemnities....................................................................9

                                    ARTICLE 5
                                      TERM

SECTION 5.1             Term...........................................................................9

                                    ARTICLE 6
                  OBLIGATION TO SUPPLY INFORMATION; RELIANCE ON INFORMATION; COVENANTS

SECTION 6.1             Obligation to Supply Information..............................................10
SECTION 6.2             Reliance on Information.......................................................10
SECTION 6.3             Covenants.....................................................................10

                                    ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

SECTION 7.1             Liability of Administrator....................................................10
SECTION 7.2             No Implied Obligations........................................................11

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SECTION 7.3             Standard of Care..............................................................11

                                    ARTICLE 8
                                LIMITED RECOURSE

SECTION 8.1             Limited Recourse to Trust.....................................................11
SECTION 8.2             No Recourse Against Certain Persons...........................................11

                                    ARTICLE 9
                                   TAX MATTERS

SECTION 9.1             Income Tax Treatment..........................................................11

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.1            Amendments....................................................................12
SECTION 10.2            No Joint Venture..............................................................12
SECTION 10.3            Assignment....................................................................12
SECTION 10.4            Governing Law, Consent to Jurisdiction; Waiver of Jury Trial..................12
SECTION 10.5            Counterparts..................................................................13
SECTION 10.6            Limitation of Delaware Trustee Liability......................................13
SECTION 10.7            No Petition...................................................................14
SECTION 10.8            Severability..................................................................14
SECTION 10.9            Entire Agreement..............................................................14
SECTION 10.10           Administrator to Provide Access to Books and Records..........................14
SECTION 10.11           No Waiver.....................................................................14
SECTION 10.12           Remedies Cumulative...........................................................15
SECTION 10.13           Notices.......................................................................15

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     This document  constitutes the Standard  Administrative  Services Agreement
Terms,  which  will be  incorporated  by  reference  in, and form a part of, the
Administrative Services Agreement (as defined below).

     These Standard Administrative Services Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Administrative Services Agreement.

     These Standard Administrative Services Agreement Terms shall govern the administration of the activities of the Trust, subject to contrary terms and provisions expressly adopted in the Administrative Services Agreement, which contrary terms shall be controlling.

                                   ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

     SECTION 1.1 Definitions.

     "Administration Fee" has the meaning ascribed in Section 4.1.

     "Administrative  Services  Agreement"  means  that  certain  Administrative
Services Agreement included in Part B of the Series Instrument, and which incorporates by reference these Standard Administrative Services Agreement
Terms, by and between the Trust and the Administrator, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Administrator" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of the Trust pursuant to the Administrative
Services Agreement, or another entity specified as the Administrator in the Administrative Services Agreement, and, in each case, its successors.

     "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control"
(including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agents" has the meaning set forth in the Distribution Agreement.

     "Allstate Life" means Allstate Life Insurance Company, a stock life insurance company organized and licensed under the laws of the State of Illinois, and any successor.

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     "Calculation Agent" has the meaning ascribed in the Indenture.

     "Closing Instrument" means the Closing Instrument of the Trust, pursuant to which certain documents are executed in connection with the issuance of the Notes by the Trust.

     "Commission" has the meaning ascribed in Section 2.2(d).

     "Coordination Agreement" means that certain Coordination Agreement included in Part F of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as the sole Delaware trustee of the Trust, or another entity specified as the Delaware Trustee in the Trust Agreement, and, in each case, its successors.

     "Distribution Agreement" means that certain Distribution Agreement dated as of -, 2006, by and among Global Funding and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Exchange Rate Agent" has the meaning ascribed in the Indenture.

     "Funding Agreement" means each funding agreement issued by Allstate Life to Global Funding, which is immediately pledged and collaterally assigned by Global
Funding to the Funding Note Indenture Trustee, and immediately thereafter assigned absolutely to and deposited into the Trust by Global Funding, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Funding Note Indenture" means that certain Funding Note Indenture included in Part H of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "Global Funding" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "Indenture" means that certain  Indenture  included in Part G of the Series
Instrument, among the Trust and the other parties specified therein, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "Indenture Trustee" means The Bank of New York Trust Company, N.A., in its capacity as the Indenture Trustee, or another entity specified as the Indenture Trustee in the Indenture, and, in each case, its successors.

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     "Loss and Expense" has the meaning ascribed in Section 4.2.

     "Moody's" means Moody's Investors Service, Inc.

     "Name Licensing Agreement" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Notes" has the meaning set forth in the Indenture.

     "Paying Agent" has the meaning set forth in the Indenture.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

     "Pricing Supplement" means the pricing supplement included as Annex A to the Series Instrument.

     "Program" means the program for the issuance, from time to time, of secured medium term notes of the Allstate Life Global Funding Trusts.

     "Program  Documents"  means the Notes, the Series  Instrument,  the Closing
Instrument,  the Indenture,  the Trust Agreement,  the  Administrative  Services
Agreement, the Support Agreement, the Name Licensing Agreement, the Distribution
Agreement, the Terms Agreement, each Funding Agreement and any other documents or instruments entered into by, or with respect to, or on behalf of, the Trust.

     "Rating Agency" means each of Moody's, S&P, and any other rating agency which provides a rating of the Notes.

     "Registrar" has the meaning set forth in the Indenture.

     "Responsible Officer" when used with respect to any Person means the chairman of the board of directors or any vice chairman of the board of directors or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "vice president") of such Person. With respect to the Trust, Responsible Officer means any Responsible Officer (as defined in the preceding sentence) plus any assistant secretary and any financial services officer of the Delaware Trustee, and with respect to the Delaware Trustee, Responsible Officer means any Responsible Officer (as defined in the first sentence of this definition) plus the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the cashier, the secretary, the

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treasurer,  any trust officer,  any assistant trust officer,  any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other authorized officer of the Delaware Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "S&P"  means  Standard  &  Poor's  Ratings  Services,  a  division  of  The
McGraw-Hill Companies, Inc.

     "Series Instrument" means the Series Instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the
Funding Note Indenture, the Indenture, the Name Licensing Agreement, the Support
Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "Service Provider" has the meaning set forth in the Support Agreement.

     "Support Agreement" means that certain Support and Expenses Agreement included in Part C of the Series Instrument, by and between Allstate Life and the Trust, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "Support Obligation" has the meaning ascribed in the Support Agreement.

     "Survivor's Option" means the provision, if any, in the Notes permitting optional repayment of such Notes prior to maturity, if requested, following the death of the beneficial owner of such Notes, in accordance with the terms of the Notes.

     "Terms Agreement" means that certain Terms Agreement related to the offering of the Notes, included in Part E of the Series Instrument, by and among Global Funding, the Trust and each Agent specified therein, which will incorporate by reference the terms of the Distribution Agreement.

     "Trust"  means the  Allstate  Life Global  Funding  Trust  specified in the
Series Instrument, together with its permitted successors and assigns.

     "Trust Agreement" means that certain Trust Agreement, included in Part A of the Series Instrument, pursuant to which the Trust is created.

     SECTION  1.2  Other  Definitional  Provisions.  For  all  purposes  of  the
Administrative Services Agreement, except as otherwise expressly provided or unless the context otherwise requires:

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     (a)  the terms defined in this Article shall have the meanings  ascribed to them in this  Article  and  shall  include  the  plural as well as the singular;  provided,  that  all  capitalized  terms  used  in and  not otherwise defined in the  Administrative  Services Agreement will have the meanings set forth in the Indenture;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Administrative Services
          Agreement or the intent of the parties to the Administrative  Services
          Agreement; and

     (d)  capitalized terms not otherwise defined in the Administrative Services
          Agreement  will  have  the  respective   meanings  set  forth  in  the
          Indenture.

                                   ARTICLE 2
                      APPOINTMENT; ADMINISTRATIVE SERVICES

     SECTION 2.1  Appointment.  Pursuant to Section  3806(b)(7)  of the Delaware
Statutory Trust Act, the Administrator is hereby appointed, as an agent of the Trust with full power and authority, and agrees to carry out all of the duties and responsibilities: (a) of the Trust under the Program Documents and any other document to which the Trust is a party; and (b) of the Administrator under the Administrative Services Agreement.

     SECTION 2.2  Administrative  Services.  Without  limiting the generality of
Section 2.1, the Trust authorizes and empowers the Administrator, as its agent, to perform, and the Administrator agrees to perform, the following services:

     (a) subject to the timely receipt of all necessary information, providing, or causing to be provided, all clerical, and bookkeeping services necessary and appropriate for the administration of the Trust, including, without limitation, the following services as well as those other services specified in the following subsections:

          (i) maintenance of all books and records of the Trust relating to the fees, costs and expenses of the Trust which books and records shall be maintained separately from those of the Administrator;

          (ii) maintenance  of  records  of  cash  payments  and   disbursements
               (excluding  principal  and interest on any Funding  Agreement) of the  Trust  in  accordance  with  generally  accepted  accounting principles,  and preparation for audit of such periodic financial statements as may be necessary or appropriate;

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          (iii) upon  request,  preparing  for,  and  causing,  execution by the
               Trust,  through a Responsible  Officer, of the Program Documents, any amendments to and waivers under the Program Documents and any
               other   documents  or   instruments   deliverable  by  the  Trust
               thereunder or in connection therewith;

          (iv) holding, maintaining, and preserving executed copies of the Program Documents and other documents or instruments executed by the Trust thereunder or in connection therewith, which shall be maintained separately from those of the Administrator;

          (v) upon receipt of notice, taking such action as may be reasonably necessary to enforce the performance by the other parties to agreements to which the Trust is a party, and enforce the obligations of those parties to the Trust under such agreements;

          (vi) upon request, preparing for execution by a Responsible Officer such notices, consents, instructions and other communications that the Trust may from time to time be required or permitted to give under the Program Documents or any other document executed by the Trust;

          (vii) obtaining  services of outside  counsel,  accountants  and other
               Service Providers on behalf of the Trust;

          (viii)  preparing  for   execution  by  a   Responsible   Officer  any
               instruction for payment of any amounts due and owing by the Trust under the Program  Documents to which the Trust is a party or any other  document to which the Trust is a party;  provided that the foregoing shall not obligate the  Administrator to advance any of its own monies for such purpose,  it being  understood  that such amounts  shall be payable  only to the extent  assets held in the
               Trust  are  available  therefor  and at  such  times  and in such amounts as shall be permitted by the Program Documents;

          (ix) preparing for execution by a Responsible  Officer any instruction for  payment  of any  amounts  due and  owing by the Trust to the
               Indenture Trustee, any Paying Agent, the Registrar,  the Exchange
               Agent,  the Calculation  Agent,  other Service  Providers and any other  Person on  request  for all  expenses,  disbursements  and
               advances  to  the  extent  not  paid   pursuant  to  the  Support
               Agreement;  provided,  however,  that  the  foregoing  shall  not obligate the  Administrator  to advance any of its own monies for such  purpose,  it being  understood  that such amounts  shall be

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               payable only to the extent assets held in the Trust are available therefor  and at such  times  and in such  amounts  as  shall  be permitted by the Program Documents; and

          (x)  taking  such other  actions as may be  incidental  or  reasonably necessary:  (A)  to the  accomplishment  of  the  actions  of the
               Administrator  authorized  in this  subsection  (a);  or (B) upon
               receipt  of  notice   from  a   Responsible   Officer   directing
               specifically the Administrator to do so, to the accomplishment of
               the  duties  and   responsibilities,   and  compliance  with  the
               obligations,  of the Trust, under the Program Documents and under any other document to which the Trust is or may be a party to the extent not otherwise performed by the Indenture Trustee, a Paying
               Agent,  the Registrar,  the Exchange Rate Agent,  the Calculation
               Agent or the Delaware  Trustee;  provided  that no such duties or
               responsibilities   shall   materially   enlarge  the  duties  and
               responsibilities   of  the  Administrator  which  are  set  forth
               specifically in the Administrative Services Agreement;

     (b) upon the issuance of the Notes, directing the Indenture Trustee to pay the expenses of the Trust relating to the Notes to the extent not paid under the Support Agreement;

     (c) performing the administrative services to ensure compliance with all of the obligations, representations, covenants and agreements of the Trust set forth in the Program Documents;

     (d)  subject to the timely receipt of all necessary  information or notices from the  Delaware  Trustee,  and based on the advice of  counsel,  on behalf  of  the  Trust,  (i)  the  preparation  and  filing  with  the
          Securities  and  Exchange   Commission  (the   "Commission")  and,  if
          necessary,  executing,  in each case solely on behalf of the Trust and not in the Administrator's individual capacity such documents,  forms, certifications and filings as may be required by the Securities Act of
          1933, as amended, the Securities Exchange Act of 1934, as amended, the
          Trust Indenture Act of 1939, as amended,  or other securities laws, in each  case  relating  to  the  Program  and/or  the  Notes;  (ii)  the preparation  and filing of any documents or forms required to be filed by any rules or  regulations  of any  securities  exchange,  including without limitation,  the New York Stock Exchange,  or market quotation dealer system or the National Association of Securities Dealers,  Inc.
          in connection with the listing of the Notes thereon;  (iii) preparing, filing  and  executing  solely  on  behalf of the Trust and not in the
          Administrator's  individual  capacity,  such  filings,   applications,
          reports, surety bonds, irrevocable consents,  appointments of attorney for  service  of process  and other  papers  and  documents  as may be

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          necessary or desirable to register,  or establish the  exemption  from registration  of, the Notes under the securities or "Blue Sky" laws of any relevant jurisdictions;  and (iv) executing and delivering, solely on  behalf  of the  Trust  and not in the  Administrator's  individual capacity,  letters or documents to, or instruments  for filing with, a depositary relating to the Notes;

     (e) if the Pricing Supplement relating to the Notes provides for a Survivor's Option, taking such actions as may be incidental or reasonably necessary to administer the Survivor's Option; and

     (f)  undertaking  such other  administrative  services as may be reasonably requested by the Trust or the Delaware Trustee, including: (i) causing the preparation by the Trust of any prospectus, prospectus supplement, pricing supplement,  registration statement, amendments, including any exhibits  and  schedules  thereto,  any  reports  or other  filings or documents, or supplement thereto; or (ii) securing and maintaining the listing of the Notes on any securities  exchange or complying with the securities  or  "Blue  Sky"  laws of any  relevant  jurisdictions,  in connection with the performance by the Trust of its obligations  under the Program  Documents  or any other  document to which the Trust is a
          party  or  other  documents  executed   thereunder  or  in  connection
          therewith.

     Any of the above services (other than those described in Sections 2.2(c), 2.2(d) and 2.2(e)) may, if the Administrator or the Trust deems it necessary or desirable, be subcontracted by the Administrator; provided that notice is given to the Trust of such subcontract and, notwithstanding such subcontract, the Administrator shall remain responsible for performance of the services set forth above unless such services are subcontracted to accountants or legal counsel selected with due care by the Administrator and reasonably satisfactory to the Trust and in which case the Administrator shall not remain responsible for the performance of such services and the Administrator shall not, in any event, be responsible for the costs, fees or expenses in connection therewith.

                                   ARTICLE 3
                  ACTIVITIES OF THE TRUST; EMPLOYEES; OFFICES.

     SECTION 3.1 Activities of the Trust. The Administrator agrees to carry out and perform the administrative activities of the Trust set forth in Article 2 in the name and on behalf of the Trust as its agent.

     SECTION 3.2 Employees. All services to be furnished by the Administrator under the Administrative Services Agreement may be furnished by an officer or employee of the Administrator, an officer or employee of any Affiliate of the Administrator, or, subject to Article 2, any other person or agent designated or retained

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by it; provided that the Administrator  shall remain ultimately  responsible for the provision of such services by an officer or employee of the Administrator or any of its Affiliates or any other person or agent designated or retained by it, unless selected with due care and reasonably satisfactory to the Trust in accordance with the last paragraph of Article 2. No director, officer or employee of the Administrator or any Affiliate of the Administrator shall receive from the Trust a salary or other compensation.

     SECTION 3.3 Offices. The Administrator agrees to provide its own office space, together with appropriate materials and any necessary support personnel, for the day to day activities of the Trust set forth in Article 2 to be carried out and performed by the Administrator, all for the compensation specified in
Article 4. Unless otherwise specified in the Administrative Services Agreement, all services to be furnished by the Administrator under the Administrative
Services Agreement shall be performed from the  Administrator's  office in North
Carolina.

                                   ARTICLE 4
                            COMPENSATION; INDEMNITIES

     SECTION 4.1 Compensation. The Trust agrees to pay the Administrator the fees set forth in or pursuant to the Administrative Services Agreement (the
"Administration Fee").

     SECTION 4.2 Indemnities. To the fullest extent permitted under applicable law and subject to limitations imposed by public policy, the Trust agrees to indemnify the Administrator, and hold the Administrator harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses
(including, without limitation, interest and reasonable attorneys fees, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from the exercise of the Administrator's rights and/or the performance of the Administrator's duties, by the Administrator or its agents and employees, under the Administrative Services
Agreement (collectively, "Loss and Expense"); provided, however, that the Trust shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the negligence, bad faith or willful misconduct of the Administrator.

                                   ARTICLE 5
                                      TERM

     SECTION  5.1 Term.  The  Administrator  may  terminate  the  Administrative
Services Agreement upon at least 30 days' written notice to the Trust and Allstate Life and the Trust may terminate the Administrative Services Agreement upon at least 30 days' notice to the Administrator (copies of any notice of termination shall also be sent to the Indenture Trustee). Such termination will not become effective until (a) the Trust appoints a successor Administrator; (b) the successor Administrator accepts such appointment; (c) the Administrator has

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obtained the prior written  confirmation  of each Rating Agency that such action will not result in a reduction or  withdrawal  of its then current  ratings,  if any, of the Program and/or the Notes, as applicable;  and (d) the Trust has paid
all  accrued  and  unpaid   amounts   owed  to  the   Administrator   under  the
Administrative Services Agreement.

                                   ARTICLE 6
      OBLIGATION TO SUPPLY INFORMATION; RELIANCE ON INFORMATION; COVENANTS

     SECTION 6.1 Obligation to Supply Information. The Delaware Trustee shall forward to the Administrator such information (which is in the possession of the Trust) in connection with the Program Documents and the Administrative Services
Agreement as the Administrator may from time to time reasonably request in connection with the performance of its obligations under the Administrative
Services Agreement. The Administrator will: (a) hold and safely maintain all records, files, Program Documents and other material of the Trust; and (b) permit the Trust, the Delaware Trustee, and each of their respective officers, directors, agents and consultants on reasonable notice at any time and from time to time during normal business hours to inspect, audit, check and make abstracts from the accounts, records, correspondence, documents and other materials of the Trust, or relating to the provision of services and facilities under the Administrative Services Agreement.

     SECTION 6.2 Reliance on Information. The Trust recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator under the Administrative Services Agreement is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Program Documents and other sources and the Administrator shall not be responsible for any inaccurate or incomplete information so obtained or for any inaccurate or incomplete records maintained by the Administrator under the Administrative Services Agreement that may result therefrom. The Administrator shall have no duty to investigate the accuracy or completeness of any information provided to it and shall be entitled to fully rely on all such information provided to it.

     SECTION 6.3 Covenants. The Trust repeats and reaffirms to the Administrator the covenants of the Trust set forth in Article 4 of the Indenture.

                                   ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

     SECTION  7.1  Liability  of  Administrator.  The  Administrator  assumes no liability  for  anything  other than the  services  rendered  by it  pursuant to
Articles 2, 3, 6 and 9, and neither the  Administrator nor any of its directors, officers,  employees or Affiliates  shall be  responsible  for any action of the
Trust, the Delaware  Trustee or the officers or employees  thereof taken outside
the  scope  of  Articles  2,  3,  6  and  9  and  without   direction  from  the
Administrator.  Without  limiting the generality of the foregoing,  it is agreed

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that the  Administrator  assumes no liability with respect to any of the Trust's obligations under the Program Documents.

     SECTION 7.2 No Implied Obligations. The Administrator shall not perform, endeavor to perform or agree to perform any act on behalf of the Trust not specifically required or permitted under the Program Documents.

     SECTION 7.3 Standard of Care. The Administrator shall perform its duties under the Administrative Services Agreement diligently, in conformity with the Trust's obligations under the Program Documents and applicable laws and regulations and in accordance with the same standard of care exercised by a prudent person in connection with the performance of the same or similar duties and, in no event with less care than the Administrator exercises or would exercise in connection with the same or similar obligations if those obligations were the direct obligations of the Administrator.

                                   ARTICLE 8
                                LIMITED RECOURSE

     SECTION 8.1 Limited Recourse to Trust. Notwithstanding anything to the contrary contained in the Administrative Services Agreement, all obligations of the Trust under the Administrative Services Agreement shall be payable: (i) to the extent any such obligation constitutes a Support Obligation, by Allstate
Life pursuant to and in accordance with the terms of the Support Agreement;  and
(ii) to the extent any such obligation does not constitute a Support Obligation, by Global Funding, only to the extent of funds available therefor under and in accordance with the terms of the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, such unavailability or insufficiency of funds shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency. This Section 8.1 shall survive the termination of the Administrative Services Agreement.

     SECTION 8.2 No Recourse  Against  Certain  Persons.  The obligations of the
Trust under the Administrative  Services Agreement are solely the obligations of the  Trust  and no  recourse  shall be had with  respect  to the  Administrative
Services   Agreement  or  any  of  the   obligations  of  the  Trust  under  the
Administrative  Services Agreement or for the payment of any fee or other amount payable under the  Administrative  Services Agreement or for any claim based on, arising out of or  relating  to any  provision  of the  Administrative  Services
Agreement against any trustee, employee, settlor, Affiliate, agent or servant of the Trust. This Section 8.2 shall survive the termination of the  Administrative
Services Agreement.

                                   ARTICLE 9
                                   TAX MATTERS

     SECTION 9.1 Income Tax  Treatment.  The  Administrator  agrees that for all
United States  Federal,  state and local income and franchise tax purposes:  (i)

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the Notes will be treated as  indebtedness  of  Allstate  Life;  and (ii) Global
Funding and the Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation. The Administrator will not take any action inconsistent with the treatment described in the immediately preceding sentence unless otherwise required by applicable law.

                                   ARTICLE 10
                                  MISCELLANEOUS

     SECTION 10.1 Amendments. No waiver, alteration, modification, amendment or supplement of the terms of the Administrative Services Agreement shall be effective unless: (a) accomplished by written instrument signed by the parties to the Administrative Services Agreement; and (b) for so long as any Notes remain outstanding, each of Moody's and S&P has confirmed in writing that such action will not result in reduction or withdrawal of its then current ratings, if any, of the Program and/or the Trust's Notes, as applicable. The Trust shall provide each of Moody's and S&P with a copy of each such waiver, alteration, modification, amendment or supplement. Notwithstanding anything in this Section
10.1 to the contrary, no waiver, alteration, modification, amendment or supplement to the terms of the Administrative Services Agreement shall be effective without the prior written consent of Allstate Life.

     SECTION 10.2 No Joint  Venture.  Nothing  contained  in the  Administrative
Services Agreement shall constitute the Trust and the Administrator as members of any partnership, joint venture, association, syndicate or unincorporated business.

     SECTION 10.3 Assignment. Except as set forth in this Section 10.3, and subject to the rights of the Administrator to subcontract its services under the Administrative Services Agreement pursuant to Article 2, the Administrative
Services Agreement may not be assigned by either party without: (i) the prior written consent of the other party and Allstate Life; and (ii) the prior written confirmation of each of Moody's and S&P that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or the Notes, as applicable. Subject to the foregoing, the Administrative
Services Agreement shall be binding upon and inure to the benefit of the parties to the Administrative Services Agreement and their respective successors and assigns. Any party's transfer or assignment of the Administrative Services
Agreement in violation of this Section 10.3 shall be void as to the other party.

     SECTION 10.4 Governing Law, Consent to Jurisdiction; Waiver of Jury Trial.

     (a) Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          Each party to the  Administrative  Services  Agreement  submits to the

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          nonexclusive  jurisdiction of the United States District Court for the
          Southern  District of New York and of any New York State Court sitting in New York City for purposes of all legal  proceeding  arising out of
          or  relating  to  the   Administrative   Services   Agreement  or  the
          transactions  contemplated by the Administrative  Services  Agreement.
          Each  party  to  the  Administrative  Services  Agreement  irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding  brought in such a court and any claim that any such proceeding  brought in such a court has been  brought in an  inconvenient  forum.  Each party to the
          Administrative  Services Agreement consents to process being served in any suit,  action or  proceeding  with  respect to the  Administrative
          Services  Agreement,   or  any  document  delivered  pursuant  to  the
          Administrative  Services Agreement by the mailing of a copy thereof by
          registered  or  certified  mail,   postage  prepaid,   return  receipt
          requested, to its respective address specified at the time for notices under the Administrative Services Agreement or to any other address of which it shall  have  given  written  notice to the other  party.  The
          foregoing   shall  not  limit  the   ability   of  any  party  to  the
          Administrative  Services  Agreement to bring suit in the courts of any other jurisdiction.

     (b) Each of the parties irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Administrative Services Agreement or any transaction. Each of the parties to the Administrative Services Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

     SECTION 10.5 Counterparts.  The  Administrative  Services Agreement and any
amendments,  supplements,  modifications,  restatements  or  replacements of the
Administrative  Services Agreement, or waivers or consents to the Administrative
Services  Agreement,  may be  executed  in any  number of  counterparts,  and by
different  parties  to  the   Administrative   Services  Agreement  in  separate
counterparts,  each of which, when so executed and delivered, shall be deemed to be an  original  and all of  which  counterparts,  when  taken  together,  shall constitute one and the same instrument.  The  Administrative  Services Agreement shall  become  effective  upon the  execution  of a  counterpart  by each of the parties.

     SECTION 10.6 Limitation of Delaware Trustee Liability. Notwithstanding any provision of the Administrative Services Agreement to the contrary, it is expressly understood and agreed by the parties that: (a) the Administrative
Services Agreement is executed and delivered by the Delaware Trustee, not individually or personally, but solely as trustee, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement; (b) each of the representations, undertakings and agreements in the Administrative Services Agreement made on the part

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

of the Trust is made and intended not as personal representations,  undertakings and agreements by the Delaware  Trustee but is made and intended for the purpose of binding only the Trust; (c) nothing contained in the Administrative  Services
Agreement shall be construed as creating any liability on the Delaware  Trustee, individually or personally,  to perform any covenant either expressed or implied contained in the Administrative Services Agreement,  all such liability, if any, being expressly waived by the parties to the  Administrative  Services Agreement
and  by  any  person   claiming  by,   through  or  under  the  parties  to  the
Administrative  Services  Agreement;  and (d) under no  circumstances  shall the
Delaware  Trustee be personally  liable for the payment of any  indebtedness  or expenses of the Trust or be liable for the breach or failure of any  obligation, representation,  warranty or covenant  made or undertaken by the Trust under the
Administrative Services Agreement or any other related documents.

     SECTION 10.7 No Petition. To the extent permitted by applicable law, the Administrator covenants and agrees that it will not institute against, or join with any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law. This Section 10.7 shall survive termination of the Administrative Services Agreement.

     SECTION 10.8 Severability.  If any provision in the Administrative Services
Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of the Administrative Services
Agreement and shall in no way affect the validity or enforceability of such other provisions of the Administrative Services Agreement.

     SECTION 10.9 Entire Agreement. The Administrative Services Agreement constitutes the entire agreement between the parties with respect to matters covered by the Administrative Services Agreement and supersedes all prior agreements and understandings with respect to such matters between the parties whether written or oral.

     SECTION 10.10  Administrator  to Provide  Access to Books and Records.  The
Administrator  shall provide the Indenture  Trustee with access to the books and records of the Trust,  without charge, but only: (a) upon the reasonable request of the  Indenture  Trustee  (for which  purpose one Business Day shall be deemed
reasonable);   (b)  during   normal   business   hours;   (c)   subject  to  the
Administrator's  normal  security  and  confidentiality  procedures;  and (d) at offices designated by the Administrator.

     SECTION 10.11 No Waiver. No failure on the part of the parties to the Administrative Services Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Administrative Services Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

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

     SECTION 10.12 Remedies Cumulative. No right, power or remedy of the parties under the Administrative Services Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 10.13 Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party to the Administrative Services Agreement shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of the Administrative Services Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this
Section 10.13. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10.13, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses (or their respective telecopy numbers) indicated below:

                  If to the Trust:

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890
                  Attention:  Corporate Trust Administration
                  Facsimile:  (302) 636-4140

                  If to the Administrator:

                  AMACAR Pacific Corp.
                  6525 Morrison Blvd., Suite 318
                  Charlotte, North Carolina 28211
                  Attention:  Douglas K. Johnson
                  Facsimile:  (704) 365-1632

or at such other address as shall be designated by any party in a written notice to the other party.




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